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                                                                  Exhibit 10.7

                                  ZENGINE, INC.

                          REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement dated as of September 30, 1999 (this "AGREEMENT"), among ZENGINE, INC., a Delaware corporation (the "COMPANY"), and the Persons executing a counterpart of this Agreement listed as Investors and Founders on the signature pages of this Agreement.

                              PRELIMINARY STATEMENT

         The Company desires to grant the registration rights set forth herein. In consideration of the mutual representations and agreements set forth in this Agreement, the Company and the Holders agree as follows.

                                    AGREEMENT

SECTION 1.     DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

          "AFFILIATE" means any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Commission under the Securities Act.

          "AT HOME" means At Home Corporation, a Delaware corporation.

          "BOARD" means the Board of Directors of the Company.

          "COMMISSION" means the Securities and Exchange Commission, and any successor thereto.

          "COMMON STOCK" means the Company's Common Stock, no par value per share.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "FOUNDERS" means the persons listed as Founders on the signature pages to this Agreement.

          "HOLDERS" means (a) the Investors and the Founders, and (b) any subsequent legal or beneficial owner of Registrable Securities who has become a party to this Agreement in accordance with the terms hereof.

          "INVESTORS" means At Home and Wilblairco.


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          "PERSON" means an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, or other similar entity.

          "QUALIFIED PUBLIC OFFERING" means the first sale to the public of Common Stock pursuant to an effective registration statement under the Securities Act under which (a) the aggregate price to the public of the Common Stock actually sold to the public in such first sale, less the amount of underwriters' and brokers' commissions and expense allowances paid by the Company in connection with the original sale of such Common Stock, is $25.0 million or more, and (b) results in the Common Stock being listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market (formerly known as the NASDAQ National Market).

          "REGISTRABLE SECURITIES" means (a) any shares of Common Stock acquired by the Investors pursuant to that certain Stock Purchase Agreement of even date herewith by and among the Company, Miami Computer Supply Corporation and the Investors (the "INVESTORS' COMMON STOCK"); (b) any shares of Common Stock owned by a Founder on the date hereof or acquired by a Founder upon exercise of an option to purchase Common Stock outstanding on the date hereof (the "FOUNDERS' COMMON STOCK") (the Investors' Common Stock and the Founders' Common Stock are sometimes collectively referred to herein as the "HOLDERS' COMMON STOCK"); (c) any shares of Common Stock which were issued as, or were issued directly or indirectly upon the conversion of other securities issued as, a dividend or other distribution with respect to, or in replacement of, the Holders' Common Stock; and (d) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other distribution with respect to, or in replacement of, the Holders' Common Stock; PROVIDED, HOWEVER, that outstanding shares of Common Stock shall no longer be Registrable Securities when they shall have been (y) effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (z) sold to the public pursuant to Rule 144.

          "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any successor rule thereto.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "WILBLAIRCO" means Wilblairco Associates, an Illinois general partnership.

SECTION 2.     DEMAND REGISTRATIONS.

     SECTION 2.1. At any time after 180 days after a Qualified Public Offering or such shorter period after a Qualified Public Offering as to which the Company may consent, which consent shall not be unreasonably withheld, by a written notice to the Company, the Holder or Holders of Registrable Securities may from time to time request that the Company register any Registrable Securities as specified in the notice, under the Securities Act and under other relevant securities laws, for disposition in accordance with methods stated in the notice (a "DEMAND REGISTRATION").


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     SECTION 2.2. When the Company receives a registration notice under Section
2.1, it shall, within 10 days of receipt of such notice, deliver a copy of the registration notice to each Holder who is not a party to the registration notice, each of whom may then specify, by notice to the Company within 10 days of receipt of such notice, a number of Registrable Securities held by it which it wishes to include in any registration pursuant to the registration notice under Section 2.1.

     SECTION 2.3. When the Company receives a registration notice under Section 2.1, it shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of the Registrable Securities specified in the registration notice under Section 2.1 and subsequent notices under Section 2.2, all to the extent required to permit disposition by such Holders in accordance with the intended methods of disposition described in the registration notice.

SECTION 3.     INCIDENTAL REGISTRATION.

         The Company shall give at least thirty (30) days' advance written notice to each Holder of the Company's intention to register any of its Common Stock under the Securities Act. Each Holder may then specify, by notice to the Company within 10 days of receipt of such notice, a number of shares of Registrable Securities held by it which it wishes to include in the Company's proposed registration (the "INCIDENTAL REGISTRATION"). Subject to the limitations of Section 8, the Company will use its best efforts to effect the registration under the Securities Act and applicable state securities laws of Registrable Securities specified by Holders under this Section 3.

SECTION 4.     LIMITATIONS ON REGISTRATION RIGHTS.

         Notwithstanding any contrary provision of this Agreement:

               (a) The Company shall not be required to effect a registration pursuant to Section 2 unless the number of securities proposed to be included in such registration (including any Registrable Securities to be included pursuant to Section 2.2), have a proposed sale price (which may be based upon the then current market price) equal to at least $15.0 million.

               (b)  The Company shall not be required to effect more than three
          (3) registrations pursuant to Section 2 (PROVIDED, HOWEVER, that a demand for registration shall not count as a registration permitted pursuant to Section 2 under this clause (a) if either (y) the registration statement filed with respect to such registration is not declared effective by the Commission, or (z) the Holders requesting registration of Registrable Securities under Sections 2.1 and 2.2 do not register and sell at least 75% of the Registrable Securities they have requested be included in such registration for reasons other than their voluntary decision not to do so).


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               (c)  The Company shall not be required to effect more than one
          (1) Demand Registration in any six (6) month period.

               (d) Section 3 shall not apply to a registration effected solely to implement an employee benefit plan or a registration on Form S-4 (or any successor form) or to any other form or type of registration which does not permit inclusion of the Registrable Securities pursuant to Commission rule or practice.

               (e) The Company may delay the filing of a registration statement relating to a Demand Registration if (i) the Company has filed, or has taken substantial steps toward filing, a registration statement relating to the sale of any of the Company's securities (the "COMPANY SECURITIES") in an underwritten offering and the managing underwriter of such offering is of the opinion that the filing of a registration statement with respect to a Demand Registration would adversely affect the offering by the Company of the Company Securities, or (ii) the Board of Directors of the Company determines in good faith, by resolution, that the filing of a registration statement, if not so deferred, would adversely affect a then-proposed or pending Company financing, acquisition, merger or other corporate transaction; PROVIDED that such delay may not exceed 40 days and such right may not be exercised by the Company more than once in any 180 day period.

SECTION 5.     REGISTRATION PROCEDURES.

     SECTION 5.1. Subject to Section 4, whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) in the case of a registration required under Section 2, and subject to Section 12 below, engage the underwriters designated by the Company (and approved pursuant to Section 12 by the Investors giving notice under Section 2);

          (b) in connection with a request pursuant to Section 2, prepare and file with the Commission within sixty (60) days after receipt of a request to file a registration statement, on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended method of distribution thereof, and in connection with any registration statement filed for Registrable Securities hereunder, use is best efforts to cause such registration statement to become effective. In connection with the preparation and filing of each registration statement registering Registrable Securities under this Agreement, the Company will give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriter, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this


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Agreement shall be subject to the timely review and reasonable approval by the
Holders registering Registrable Securities in such registration and by their counsel;

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty (120) days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the ninety (90) day or shorter, as applicable, period referred to in Section 4(3) of the Securities Act and Rule 174 or other comparable provisions thereunder, if applicable), and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

          (d) furnish to each Holder participating in the offering and the managing underwriter or underwriters without charge, at least one signed copy of the registration statement (including amendments) and any post-effective amendment thereto and such reasonable number of conformed copies thereof and such reasonable number of copies of the prospectus (including any preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Holder of Registrable Securities or managing underwriter may request in order to facilitate the disposition of the Registrable Securities being sold by such Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each Holder of Registrable Securities covered by the registration statement and the managing underwriter or underwriters (or any other underwriter or dealer who is required to deliver the prospectus), if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

          (e) notify any Holder on whose behalf Registrable Securities are being registered under this Agreement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (f) enter into a written agreement with the managing underwriter or underwriters selected in the manner herein provided in such form and containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions and as may be negotiated by the Company and the managing underwriter or underwriters, including, without limitation, provisions relating to indemnification and contribution. The Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company


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to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities;

          (g) if requested by the managing underwriter or underwriters or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such Holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (h) on or prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify, and cooperate with the Holders of Registrable Securities included in such registration statement, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such Holder or underwriter reasonably requests in writing, to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective pursuant to Section 5(c) above, and to do any and all reasonable acts or things necessary or advisable to permit the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; PROVIDED, HOWEVER, that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) to subject itself to taxation in such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

          (i) use its best efforts to cause the Registrable Securities included in such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers or the underwriter or underwriters, if any, thereof to consummate the disposition of such Registrable Securities;

          (j) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and to allow such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request;


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          (k)  promptly notify each Holder on whose behalf Registrable
Securities have been registered pursuant to this Agreement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (l) use its best efforts to cause all such Registrable Securities included in such registration statement to be listed by the date of the first sale of Registrable Securities pursuant to such registration statement on the national securities exchange or interdealer quotation system where such class of securities is then being traded;

          (m) subject to the execution of a confidentiality agreement reasonably satisfactory to the Company, upon reasonable advance notice, make available at the Company's offices for inspection, during normal business hours, by any Holder on whose behalf Registrable Securities are being registered under this Agreement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such Holder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents, and properties of the Company and its subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to permit them to perform a reasonable investigation of the Company and cause the Company's officers, directors, employees counsel, and public accountants to supply all information reasonably requested by any such Inspector in connection with such registration statement;

          (n) furnish, at the request of any Holder of Registrable Securities sold in such offering, on any date that any Registrable Security is delivered to the underwriters for sale pursuant to such registration or, if there is no underwriter, on the effective date of the registration statement: (i) an opinion dated such date from counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, stating that, based solely on a communication received from the Commission, to the actual knowledge of such counsel such registration statement has become effective under the Securities Act and that (A) based solely on a communication received from the Commission, to the actual knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and other financial and statistical data and schedules and information provided by the Holders and the underwriters in writing


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for inclusion in the registration statement or prospectus contained therein),
(C) the opinion covers such other items with respect to the registration as are customarily covered in opinions of issuer's counsel delivered to underwriters in connection with underwritten public offerings of securities and (D) a separate letter from such counsel that states that such counsel has no reason to believe that the registration statement, prospectus or any amendment or supplement thereto, as of their respective effective or issue dates and as of the date of the letter (except as to the financial statements, and other financial and statistical data and schedules included therein, and as to the information provided by the Holders and the underwriters in writing for inclusion therein, as to which counsel need express no view), contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) a letter dated such date from the independent accountants retained by the Company, addressed to the underwriters and such Holder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment thereof or supplement thereto, comply as to form in all material respects with then applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information with respect to events subsequent to the date of such financial statements) with respect to the registration (including with respect to such registration statement and the prospectus included therein) in respect of which such letter is being given as are customarily covered in accountant's letters delivered to underwriters in connection with an underwritten public offering of securities;

          (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, to make generally available an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or other comparable provisions);

          (p) keep all Holders of Registrable Securities reasonably advised as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise any such Holder, upon request, of the progress of such proceedings; and

          (q) in connection with any registration of Registrable Securities under this Agreement, the Company will provide a transfer agent and registrar for the Registrable Securities not later than the effective date of such registration statement.

         Each Holder of Registrable Securities as to which registration is being effected pursuant hereto shall use its best efforts to cooperate with the Company, and the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing. Each Holder of Registrable Securities agrees by


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acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(k) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(k) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession (which shall not be circulated), of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(k) hereof to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(k) hereof.

         If any Demand or Incidental Registration is to be underwritten, then the Holders shall be parties to the underwriting agreement between the Company and such underwriters who may, at their option, require that the Holders provide usual and customary representations and warranties solely with respect to such Holder to and for the benefit of such underwriters. No Holder may participate in any underwritten Demand or Incidental Registration unless such Holder (i) agrees to sell its Holders' Common Stock on the basis provided in any underwriting arrangement, and (ii) completes and executes all questionnaires, powers of attorney, indemnities regarding written information supplied by the Holders for inclusion in the prospectus, securities escrow agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting, to the satisfaction of the managing underwriter or underwriters. All representations and warranties made by the Holders in the underwriting agreement to and for the benefit of the underwriters shall also be made to and for the benefit of the Company.

         Each Holder participating in a Demand or Incidental Registration shall promptly notify the Company and any managing underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any information previously provided by such Holder in writing for inclusion in the prospectus included in such registration statement is no longer true and correct in all material respects. In such event, such Holder will provide the Company with such information as may be necessary to permit the Company to amend or supplement the prospectus so as not to include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (solely as they may relate to the Holder or its intended method of distribution) not misleading, in light of the circumstances under which they were made.

SECTION 6.     EXPENSES.

         The Company shall pay all reasonable expenses incurred in effecting all registrations of Registrable Securities pursuant to this Agreement, including, without limitation, all registration and filing fees (including NASD filing fees), listing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, underwriting expenses other than discounts and commissions, the reasonable fees and expenses of not more than one firm of


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attorneys as counsel to the Investors and expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 5 of this Agreement.

SECTION 7.     INDEMNIFICATION.

         (a) INDEMNIFICATION BY COMPANY. The Company hereby agrees to indemnify and to save and hold harmless each Holder of Registrable Securities, the officers, directors and partners and partners of partners of any Holder, and each Person, if any, who controls such Holder (within the meaning of the Securities Act or the Exchange Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys fees and expenses and reasonable costs of investigation) to which the Holder or any such other Person may be subject, under the Securities Act or otherwise, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus or the qualification of the Registrable Securities under any state securities laws, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other federal or state securities laws, rules or regulations applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except insofar as the same arise out of reliance upon any untrue statement furnished in writing to the Company by such Holder (or, if it is an underwritten offering, an underwriter selected by such Holders), expressly for use therein; PROVIDED that the Company shall not be required to indemnify any Holder of Registrable Securities for damages caused by such Holder's continuing to use a prospectus with respect to which such Holder has received a notice pursuant to Section 5(k) hereof or if the Holder has given notice to the Company pursuant to the last paragraph of Section 5. In connection with an underwritten offering, the Company will, pursuant to a separate agreement to be negotiated between the Company and such underwriters, agree to indemnify the underwriters thereof, their officers, directors and partners and partners of partners, and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such underwriters (collectively, "SECURITIES PROFESSIONALS"). In addition to its other obligations under this Section 7(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 7(a), it will reimburse the indemnified parties on a monthly basis for all reasonable and documented legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the indemnified parties for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction, PROVIDED that in the event such payments are later held to have been improper by a court of competent jurisdiction such indemnified person shall repay such amounts to the Company on demand. This indemnity agreement will be in addition to any liability which the Company and the Parent may otherwise have.


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         (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, severally and not jointly, the Company, each of the Company's directors and officers, and each Person, if any, who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities, and expenses (including reasonable and documented attorneys' fees and expenses and reasonable costs of investigation) arising out of or based on any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder specifically for use in such registration statement or prospectus or amendment thereof or supplement thereto; PROVIDED, HOWEVER, that the liability of any such Holder under this Section 7 (including, without limitation, Section 7(d) below) shall in no event exceed the net proceeds of the sale of Registrable Securities being sold pursuant to said registration statement or prospectus by such Holder; and PROVIDED, FURTHER that no such Holder shall be required to indemnify the Company for damages caused by any Person (other than such Holder), including the Company, continuing to use a prospectus (prior to its amendment or supplementation) after the Company has received a notice by such Holder of any such untrue statement or omission contained in such prospectus. In addition to its other obligations under this
Section 7(b), each Holder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 7(b), it will reimburse the indemnified party on a monthly basis for all reasonable and documented legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Holder's obligation to reimburse the indemnified party for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction, PROVIDED that in the event such payments are later held to have been improper by a court of competent jurisdiction such indemnified person shall repay such amounts to the Holder providing such indemnification on demand. This indemnity agreement will be in addition to any liability which the Holders may otherwise have.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDING. If any action, suit, investigation or proceeding (including any governmental investigation) is brought or asserted against an indemnified party in respect of which indemnity may be sought hereunder, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, to represent such indemnified party in connection with investigating, defending or preparing to defend any such action, suit, investigation or proceeding, and shall pay all reasonable and documented expenses in connection therewith. Such indemnified party shall have the right to employ separate counsel in any such action and either direct its own defense or participate in the indemnified party's defense thereof, but the reasonable and documented fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the named parties to any such action, suit, investigation or proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party, and such indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party or (iii) the indemnifying party shall not have provided counsel to take charge of such defense, then in any of such events referred to in clause (i), (ii) or (iii), if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit, investigation or proceeding or separate but substantially similar or related actions, suits, investigations or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for the indemnified parties and, if such indemnified parties are Holders, such firm shall be designated in writing by a majority of the Holders. The indemnifying party shall not be liable for any settlement of any such action, suit, investigation or proceeding effected without its written consent (but such consent shall not be unreasonably withheld), but if any action, suit, investigation or proceeding is settled with the indemnifying party's consent, or if there be a final judgment for the plaintiff in any such action, suit, investigation or proceeding, the indemnifying party agrees to indemnify and hold harmless the indemnifying party and such other Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The indemnifying party will not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such action, claim or litigation.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 7 is unavailable to an indemnified party under this Section 7 in respect of any losses, claims, damages, liabilities, expenses or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the Company and of each such Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if such Holders were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 8.     MARKETING RESTRICTIONS.

     SECTION 8.1. PRIORITY ON DEMAND REGISTRATIONS PURSUANT TO SECTION 2. With respect to a Demand Registration pursuant to Section 2 hereof, if in the opinion of the managing underwriter or underwriters of a proposed offering the number of Registrable Securities requested to be included in such offering exceeds the number which can be sold in such offering or is reasonably likely to materially and adversely affect the success or offering price of such offering, the shares shall be included in such offering in the following priority (subject to Section
8.3 below): (i) first, shares of the Holders pro rata on the basis of the number of shares requested to be included by each; (ii) next, shares requested to be included by the Company; and (iii) next, any other shares of Common Stock requested to be included by any other Person.

     SECTION 8.2. PRIORITY ON INCIDENTAL REGISTRATIONS PURSUANT TO SECTION 3. With respect to an Incidental Registration pursuant to Section 3 hereof, if in the opinion of the managing underwriter or underwriters of such offering the number of Registrable Securities which the Holders intend to include in such offering exceeds the number which can be sold in such offering or is reasonably likely to materially and adversely affect the success or offering price of such offering, the shares shall be included in such offering in the following priority (subject to Section 8.3 below): (i) first, shares requested to be included by the Company; (ii) shares of the Holders pro rata on the basis of the shares requested to be included by each; and (iii) next, shares of the holders of any other registration rights granted by the Company in writing, pro rata in accordance with the number of such securities each such holder has requested to be included in such registration.

     SECTION 8.3. ADDITIONAL REGISTRATION RIGHTS. The Company shall not grant to any Person at any time after the date hereof the right to request the Company to effect the registration or qualification or filing for exemption under the Securities Act or any state securities laws of any securities of the Company unless the agreement or agreements providing for such rights specifically provide that the holders of such rights ("THIRD PARTY RIGHTS") may not participate in any registration requested pursuant to a demand registration pursuant to Section 2 unless the underwriters of the distribution confirm that the inclusion of the securities proposed to be included pursuant to said Third Party Rights will not materially adversely effect the offering pursuant to such registration; PROVIDED, HOWEVER, that the Company may grant such Third Party Rights to a Person who has purchased securities of the Company with an aggregate cash purchase price of at least $2.0 million prior to the Company's first Qualified Public Offering which rights may allow participation in a Demand Registration pursuant to Section 2 as though such person was a Holder. The Company has not granted any registration rights to any person prior to the date hereof.

SECTION 9.     LOCKUP AGREEMENT.

         Each Holder agrees in connection with any registration of any of the Company's equity securities in a firm commitment underwritten offering that, upon the request of the Company or the underwriters managing such offering of the Company's securities, he or it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than the securities included in the registration) without the prior written consent of such underwriters, for such period of time (not to exceed 180 days if the registration relates to the Company's Qualified Public Offering and second public offering and 90 days for any other offering) from the effective date of such registration as the Company or the underwriters may specify. In connection with any registration pursuant to Section 2 which is a firm commitment underwritten offering, the Company agrees that it will enter into an agreement with the Holders and the underwriters restricting the Company's ability to effect sales of its equity securities, PROVIDED such agreement is in customary form and for a reasonable period of time from the effective date of such registration. The Company further agrees that it shall not proceed with any registration of the Company's securities unless and until each of the officers and directors of the Company have agreed to the same restrictions which the Holders have agreed to pursuant to the first sentence of this Section 9.

SECTION 10.    COMPLIANCE WITH RULE 144.

         In the event that the Company (a) registers a class of securities under
Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any Holder who proposes to sell securities in compliance with Rule 144, the Company shall, to the extent necessary to enable such Holder to comply with such Rule, (y) promptly furnish to such Holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 and (z) make available to the public, and such Holders such information as will enable the Holders to make sales pursuant to Rule 144.

SECTION 11.    ASSIGNABILITY OF REGISTRATION RIGHTS.

         The rights set forth in this Agreement shall not be assignable by a Holder without the prior consent of the Company, which will not be unreasonably withheld.

SECTION 12.    DESIGNATION OF UNDERWRITER.

         In the case of any registration effected pursuant to this Agreement, the managing underwriters shall be selected by the Board and shall be reasonably acceptable to the Investors participating in any such offering.

SECTION 13.    MISCELLANEOUS.

     SECTION 13.1. AMENDMENT. This Agreement may be amended to effect any amendment to or waiver under this Agreement, by a written agreement signed by all of the following:

               (a)  the Company,

               (b)  the Investors, and

               (c) in the case of any amendment that adversely affects any right of the Founders, the Founders holding more than 50% of the Registrable Securities then held by the Founders.

     SECTION 13.2. SEVERABILITY. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

     SECTION 13.3. SUCCESSORS. All representations, warranties, covenants and agreements of the parties contained in this Agreement or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors.

     SECTION 13.4. NOTICES. All communications in connection with this Agreement shall be in writing and shall be deemed properly given if hand delivered or sent by telecopier (PROVIDED that such communication is confirmed by same-day deposit in the United States mail) or overnight courier with adequate evidence of delivery or sent by registered or certified mail, return receipt requested, and, if to a Holder, addressed to such Holder's address as shown on the books of the Company or its transfer agent, and if to the Company, at its offices at:

         Company:
         4750 Hempstead Station Drive
         Dayton, Ohio  45429
         Attention: President

or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section. Any notice called for hereunder shall be deemed given when received.

     SECTION 13.5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements between Delaware residents entered into and to be performed entirely within Delaware.

     SECTION 13.6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

     SECTION 13.7. HEADINGS. The headings used herein are solely for the convenience of the parties and shall not control or affect the meaning or construction of any provisions hereof.

     SECTION 13.8. ENTIRE AGREEMENT. This Agreement and the other documents and agreements executed by the parties hereto on this date or referred to herein or therein together constitute the entire agreement and understanding of the parties hereto in respect of the subject matter referred to herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed on the day first above written.

The Company:                           ZENGINE, INC.
                                       By /s/ JOSEPH M. SAVARINO
                                         ----------------------------------
                                              Joseph M. Savarino

Investors:                             WILBLAIRCO ASSOCIATES

                                          By /s/ MARK BRADY
                                         ----------------------------------
                                              Mark Brady

                                       AT HOME CORPORATION

                                       By /s/ DAVID PINE
                                         ----------------------------------
                                              David Pine

                                              General Counsel

Founders:                              MIAMI COMPUTER SUPPLY CORPORATION

                                       By /s/ IRA H. STANLEY
                                         ----------------------------------
                                              Ira H. Stanley

                                              /s/ JOSEPH M. SAVARINO
                                         ----------------------------------
                                              Joseph M. Savarino

                                              /s/ LALIT DHADPHALE
                                         ----------------------------------
                                              Lalit Dhadphale

                                              /s/ CHRISTOPHER FEAVER
                                         ----------------------------------
                                              Chris Feaver